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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                NOVEMBER 15, 2002


                  BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
            DELAWARE                                000-23889                     76-0553110
 (STATE OF OTHER JURISDICTION OF               (COMMSION FILE NO.)             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                                              IDENTIFICATION NO.)
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           4900 HOPYARD ROAD, SUITE 200, PLEASANTON, CALIFORNIA 94588
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (925) 251-0000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) (1) Previous independent accountants

                  (i) On November 15, 2002 the Company terminated the services of Grant Thornton LLP ("Grant") as its independent accountants. Grant had served as the independent auditors of the Company since January 10, 2000.

                  (ii) The reports of Grant on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for modification with respect to the Company's ability to continue as a going concern in each year.

                  (iii) The Company's Audit Committee participated in and approved the decision to change independent accountants.

                  (iv) During the Company's two most recent fiscal years and through the date of this Report, the Company has had no disagreements with Grant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant, would have caused it to make reference thereto in its report on the financial statements of the Company for such periods, other than the item noted below which was resolved to both parties satisfaction.

                           In connection with Grant's audit of our 2000 financial statements, they disagreed with the Company's assertion that a portion of the net deferred tax assets should be recognized in the financial statements at December 31, 2000. After considerable discussion on this issue, Grant informed management and the Audit Committee that they would not issue an unqualified audit opinion on the December 31, 2000 financial statements if such financial statements did not reflect a full valuation allowance against net deferred tax assets. Management accepted Grant's position.

                  (v) During the two most recent fiscal years and through November 14, 2002, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1)
                           (v)).

                  (vi) The Company has requested that Grant furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 15, 2002, is filed as
                           Exhibit 16 to this Form 8-K.

                  (2)      New independent accountants

                           The Company engaged Stonefield Josephson, Inc. ("Stonefield") as its new independent accountants as of November 15, 2002. During the three most recent fiscal years and through the date of their engagement by the Company, the Company did not consult with Stonefield regarding issues of the type described in
                           Item 304 (a) (2) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16: Letter form Grant Thornton LLP to the Securities and Exchange Commission




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.



                                   BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.

Date: November 15, 2002.           BY: /s/ Joseph A. Wagda
                                      ------------------------------------------
                                      Joseph A. Wagda
                                      Chairman, Chief Executive Officer and
                                      Chief Financial Officer




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                                INDEX TO EXHIBITS


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
EXHIBIT
INDEX             DESCRIPTION
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
Exhibit 16        Letter from Grant Thornton LLP to the Securities and Exchange
                  Commission
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